SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12




                                 OMNI DOORS, INC.
 ------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


 ------------------------------------------------------------------------------
                   (NAME OF PERSON(S) FILING PROXY STATEMENT,
                          IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.(1). Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

      [ ] Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

      (2) Form, schedule or registration statement no.:

      (3) Filing party:

      (4) Date filed:

				OMNI DOORS, INC.
			30 Rockefeller Plaza, 19th Fl.
				New York, NY 10112

	    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                ON OCTOBER 22, 1999


TO THE SHAREHOLDERS:

This is to notify that an annual meeting of the shareholders of Omni Doors Inc. (hereinafter referred to as the Company) will be held at 30 Rockefeller Plaza, Suite 1922, New York, NY 10112 on October 28, 1999 at 16:00 a.m. for the following purposes:

1. To elect 3 directors for fiscal year 2000;
2. To vote on the proposition that the Company's name be changed from the current one to a new one that will be more fitting to the Company's future business;
3. To vote on the proposition that the Company's state of registration be changed from Florida to Delaware;
4. To consider, and act upon, any other matters that may come before the meeting or any adjournment thereof.

The Board of Directors has chosen the close of the business day on June 18, 1999 as the cut-off time to determine whether a shareholder is eligible for having the right to vote at the meeting or any adjournment thereof. Ten days prior to the meeting (October 8, 1999 in this case), a list of such shareholders will be available for examination by shareholders for any purpose germane to the meeting; shareholders can check that list during business hours in those ten days at the Company's representative offices at 30 Rockefeller Plaza, 19th Fl., New York, NY 10112 (Tel.: 212 332-7222; Fax: 212 332-7227).

Shareholders are requested to date, sign and return the enclosed proxy which is solicited by the Board of Directors and will be voted as indicated in the accompanying proxy statement and proxy. A return envelope is provided, which requires no postage if mailed in the United States, but a foreign postage should be affixed if mailed from elsewhere.

By order of the Board of Directors

Zuxiang Huang, Secretary
Omni Doors, Inc.
New York, New York
September 15, 1999

SHAREHOLDERS SHOULD MAKE PRIOR RESERVATIONS TO ATTEND THE MEETING FOR THEMSELVES AND FAMILY MEMBERS BY SENDING A WRITTEN REQUEST LISTING SHAREHOLDERS' NAME, ADDRESS, E-MAIL AND PHONE NUMBER (OPTIONAL) TO THE COMPANY, OR E-MAIL THE RESERVATION TO: OMDOORS@AOL.COM. SHAREHOLDERS WILL BE SEATED BEFORE GUESTS. FOR A RECORD OWNER, POSSESSION OF THIS NOTICE WILL BE ADEQUATE IDENTIFICATION. FOR A BENEFICIAL-BUT-NOT-OF-RECORD OWNER, A COPY OF A BROKER'S STATEMENT SHOWING SHARES HELD FOR HIS OR HER BENEFIT ON JUNE 18, 1999 WILL BE ADEQUATE IDENTIFICATION.


OMNI DOORS, INC.
30 Rockefeller Plaza, Suite 1922
New York, NY 10112

			INFORMATIONAL PROXY STATEMENT FOR
		   ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
				ON OCTOBER 22, 1999


This statement is furnished in connection with the disclosure requirements of the Securities and Exchange Commission. The Company is not using this proxy statement to solicite proxy votes for the annual meeting of the shareholders to be held on October 22, 1999 and at any adjournment thereof. Management of the Company believes that they already have the required votes to approve the corporate actions recommended by the Board of Directors.

This proxy statement and the enclosed form of proxy were first sent to shareholders on or about September 15, 1999.

If the form of proxy enclosed herewith is executed and returned as requested, it may nevertheless be revoked at any time prior to exercise by filing an instrument revoking it or a duly executed proxy bearing a later date.

Solicitation of proxies will be made solely by mail at the Company's expense. The Company will reimburse brokerage firms, banks, trustees and others for their actual out-of-pocket expenses in forwarding proxy material to the beneficial owners of its common stock.

As of the close of business on June 18, 1999, the record date for the annual meeting, the Company had 11,400,000 issued and outstanding shares of its Common Stock. Only shareholders of record at the close of business on June 18, 1999 are entitled to vote at the annual meeting or at any adjournment thereof.

The presence at the meeting, in person or by proxy, of the holders of stock holding in the aggregate a majority of the voting power of the Company's stock entitled to vote shall constitute a quorum for the transaction of business. A plurality of the votes properly cast for the election of directors by the shareholders attending the meeting, in person or by proxy, will elect directors to office. A majority of votes properly cast upon any question other than election of directors shall decide the question. Abstentions and broker non-votes will count for purposes of establishing a quorum, but will not count as votes cast for the election of directors or any other question and accordingly will have no effect.

Shareholders who send in proxies but attend the meeting in person may vote directly if they prefer and withdraw their proxies or may allow their proxies to be voted with the similar proxies sent in by other shareholders.

ELECTION OF DIRECTORS

At the 1999 Annual Meeting of Shareholders, a Board of Directors consisting of three members will be elected, each director to hold office until a successor is elected and qualified, or until the director resigns, is removed or becomes disqualified.

Each of the current directors of the Company is a nominee for reelection. Certain information with respect to nominees for election as directors is contained in the following:

Mr. Yong Chen, age 40, has been the chairman of the board of directors of OMDO and its CEO since July 1998. Mr. Chen also is the president and executive vice chairman of China Zhonghao Financial Co., Ltd., a commercial lending and investment-banking firm established by Ministry of Chemical Industry of China. Before that, he had served as a deputy general manager of Fund Development Department at China International Trust & Investment Corporation (CITIC) for many years.

Mr. Huang Zuxiang, age 44, has been the vice chairman of the board of directors of OMDO and its CFO and secretary since July 1998. Mr. Huang also is the founder, chairman and CEO of Credit China Group, an investment banking firm headquartered in Beijing. Prior to founding Credit China Group, he served as a member of the Advisory Board at the People's Bank of China, China's central bank. Prior to his service in China's central bank, Mr. Huang also had several years teaching experience at Ha-Er-Bin Financial Institute as an associate professor in finance after he graduated from China Academy of Social Sciences.

Ms. Sophia Yao, age 31, a former Miss International laureate, has been a director of the board of directors of OMDO and its president and treasurer since July 1998. Ms. Yao, an international merger and acquisition specialist, co-founded Credit China Corp. in New York in 1995 and has been serving as its president ever since.


BOARD OF DIRECTORS MEETINGS, COMMITTEES AND DIRECTORS COMPENSATION

Board of Directors' actions were taken in 1998 at the Annual Meeting of Directors that followed the 1998 Annual Meeting of Shareholders, and upon 5 occasions by Directors' unanimous written consent. Each director attended all meetings of the Board.

The board of directors of the Company currently does not have any subcommittees.

Directors are reimbursed for their out-of-pocket expenses incurred in attending meetings of directors or shareholders.


EXECUTIVE COMPENSATION

The Company did not pay any fixed annual compensation to its executive officers.

STOCK PERFORMANCE GRAPH

Due to the fact that Omni Doors, Inc. has been under the leadership of the new board of directors for less than one year and that it is still in its transitional period, we cannot gather sufficient and valid stock performance data for comparison purposes.

BOARD OF DIRECTORS INTERLOCKS AND INSIDER PARTICIPATION

Chen Yong, chairman of OMDO's Board of Directors, Huang Zuxiang, vice chairman of OMDO's Board of Directors, and Sophia Yao, member of OMDO's Board of Directors, all are employees of the Company.




SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table contains certain information about the beneficial ownership of the OMDO common stock owned (i) by each person known to the Company to be the beneficial owner of 5% or more of its outstanding common stock, (ii) by the officers, directors and key employees of the Company individually and (iii) by the officers and directors of the Company as a group.


Name and address			Number of shares 	Percentage
					beneficially owned

Chen Yong				3,898,000		34.193%
30 Rockefeller Plaza, Ste 1922
New York, NY 10112

Zuxiang Huang				2,924,100		25.65%
30 Rockefeller Plaza, Ste 1922
New York, NY 10112

Zheng Yao				2,924,100		25.65%
30 Rockefeller Plaza, Ste 1922
New York, NY 10112

Millennia, Inc.				570,017			5%
16910 Dallas Parkway, Suite 100
Dallas, TX 75248

Sophia Yao				- 0 -			- 0 -

All officers and directors		6,822,100               59.843%
as a group (3 persons)

Note: Sophia Yao is the daughter of Zheng Yao, a 25.65% shareholder of the Company.


SECTION 16(a) BENEFICIAL OWNER REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or representations from certain reporting persons that no Forms 4 were required for those persons, the Company believes that during Fiscal 1999 all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners had been complied with. However, the filing of Form 3 (Initial Statement of Beneficial Ownership of Securities) of Yong Chen, Zuxiang Huang, and Zheng Yao were delayed due to clerical errors. The delay was already resolved with the Securities and Exchange Commission.

OTHER MATTERS

As of the date of this statement your management knows of no business to be presented to the meeting that is not referred to in the accompanying notice, other than the approval of the minutes of the last shareholders' meeting, which action will not be construed as approval or disapproval of any of the matters referred to in such minutes. As to other business that may properly come before the meeting, it is intended that proxies properly executed and returned will be voted in respect thereof at the discretion of the person voting the proxies in accordance with the best judgment of the person voting the proxies.

The financial statements for the Company's fiscal year ended on June 30, 1999 has been audited by Hein + Associates LLP at Dallas, Texas. The Company has not selected auditors for the next fiscal year, such selection will be made by the Board of Directors later this year.


10-KSB REPORT

Together with this proxy statement a copy of the 1998 Form 10-KSB Report as required to be filed with the Securities and Exchange Commission is mailed to shareholders without charge.

PROPOSALS OF SHAREHOLDERS

Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation at the 1999 Annual Meeting must be received by the Company by October 18, 1999. The proposal must be in accordance with the provisions of Rule 4a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. It is suggested the proposal be submitted by certified mail -- return receipt requested.

                                     By order of the Board of Directors


/s/  Zuxiang Huang		September 16, 1999
----------------------------
Zuxiang Huang, Secretary
New York, NY
September 16, 1999